Exhibit 99.1

Version 42 2010 Annual Meeting July 14, 2010

Forward looking statements This presentation contains certain forward-looking statements that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Examples of such forward-looking statements include statements concerning the target dates for completing the company's ongoing preclinical studies and clinical trials for dermal, ophthalmic, cardiovascular, neurovascular and orphan indications, the potential size of addressable markets, including the market for topical gels, sterile eye drops and parenteral delivery products, the company's ability to enter into any collaborations with respect to the development or commercialization of its product candidates, and the therapeutic potential of T^4 for dermal, ophthalmic, cardiovascular and neurovascular wounds. Factors that may cause actual results to differ materially from any future results expressed or implied by any forward-looking statements include the risk that the company's product candidates may not demonstrate safety and/or efficacy in clinical trials, the risk that encouraging results from early research, preclinical studies, compassionate use or clinical trials may not be confirmed upon further analysis of the detailed results of such research, preclinical study, compassionate use or clinical trial, the risk that additional information relating to the safety, efficacy or tolerability of our product candidates may be discovered upon further analysis of preclinical or clinical trial data, the risk that the company or its collaborators will not obtain approval to market the company's product candidates in the U.S. or abroad, the risks associated with reliance on outside financing to meet capital requirements, the risks associated with reliance on collaborators for the funding or conduct of further development and commercialization activities relating to the company's product candidates, and such other risks described in the company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, and other filings the company makes with the SEC. Any forward-looking statements are made pursuant to Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, speak only as of the date made. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

2009-2010 corporate goals RGN clinical trials in 2009-2010 Epidermolysis Bullosa (EB) Phase 2 derma previously targeted for early 2010 completion Ophthalmic "compassionate use" data previously targeted for Q3 2009 Ophthalmic Phase 2 trial initiation previously targeted for 2010 Parenteral (injectable) Phase 2 cardiovascular trial initiation previously targeted for 2010 Priority on licensing and strategic partnerships Complete Phase 1 safety study with RGN-352 Complete next round of financing Continue participation in world-wide research collaborations Continue supporting scientific and medical publications Continue building our intellectual property estate

2009-2010 corporate goals - report RGN clinical trials in 2009-2010 Ophthalmic compassionate use data previously targeted for Q3 2009 - Completed Ophthalmic Phase 2 trial initiation targeted for 2010 - Still on target Parenteral (injectable) Phase 2 cardiovascular trial initiation targeted for 2010 - Still on target Epidermolysis Bullosa (EB) Phase 2 dermal previously targeted for early 2011 completion Continued slow accrual due to limited number of patients Bringing in patients from other countries, Q2 2011 is new goal Licensing and strategic partnerships 10 discussions re: MS, AMI, EB; and 2 with cosmeceuticals companies Successfully completed Phase 1 safety study with RGN-352 Completed round of financing Raised $9.4 million in net proceeds since Apr 2009 Continue participation in world-wide research collaborations Expanded to 25+ collaborations Continue supporting scientific and medical publications Over 50 publications since Jun 2009 Continue building our intellectual property estate 75 patents issued, 261 pending, 17 new patents filed in past 12 months

Other events in 2009-2010

- RGN awarded $3 million grant from NIH for AMI studies
- New neurological data resulting from MTA with Henry Ford Hospital:
  - Researchers published three major papers published in Neuroscience and the Journal of Neurosurgery showing Tβ4's ability to reduce inflammation, promote tissue regeneration, and improve function recover in multiple sclerosis, embolic stroke and traumatic brain injury in mouse and rat models.
- 2nd International Thymosin Symposium in Catania, Sicily – Sep 2009
  - 19 papers on Tβ4 presented and published in Annals of the NY Academy of Sciences in May 2010
- RGN hired Lippert/Heilshorn & Associates IR firm in July 2010 to expand investor relations program

5

REGENERX

Clinical goals for 2010 -2011 First Patient In Phase 2 Dry Eye trial Q3 2010 First Patient In Phase 2 AMI trial Q4 2010 Initiation of Phase 1/2 MS trial Q4 2010 First Patient In Phase 1/2 MS trial Q1 2011 Completion of Phase 2 EB trial Q2 2011 Data from Dry Eye and AMI trials 2011 Preliminary data from MS trial 2011

Financial & IR goals in 2010 -2011 Apply for $4.5 million from Health Care Reform Act Jul 21, 2010 Non-dilutive funding Maximum award is $5 million per company Highly competitive and paid out in two tranches Q4 2010 & Q1 2011 Evaluating other grant opportunities Rodman & Renshaw Conference Sep 12-15, 2010 Maxim Group Conference Nov 18, 2010 Biotechnology Industry Organization Conference Jun 27-30, 2011 Other specialized investor venues Expand IR program and company sponsorship Attract analyst coverage

Cardiovascular & CNS RGN-352 (injectable for acute myocardial infarction, MS, stroke) About the cover - July 2, 2009 "... The cover image, by Paul R. Riley, illustrating a heart wrapped in a layer of regenerating cells, is from a study showing that thymosin ^4 guides progenitor cells from the outer layer of the heart to tissue repair sites." Ophthalmic RGN-259 (eye drop for corneal indications) Dermal RGN-137 (topical gel for dermal wound healing) RGN product candidates Cosmeceuticals (T^4 peptide fragments)

Product candidates time-lines

Pharmaceutical Product Candidates		Preclinical	IND	Phase 1	Phase 2	Phase 3
RGN-352 Injectable	Acute Myocardial Infarction				2010-2011	
	Multiple Sclerosis	Physician Sponsored Phase 1/2			2010-2011	
RGN-259 Eye drops	Neurotrophic Keratitis	Compassionate Use IND		Completed		
	GvHD Dry Eye	Physician Sponsored Phase 2			2010-2011	
	Diabetic Vitrectomy			Closed		
RGN-137 Topical	Pressure Ulcers				Completed	
	Venous Stasis Ulcers				Completed	
	Epidermolysis Bullosa				2010-2011	
RGN-457 Inhalation						
Cosmeceutical Product Candidates		**R & D**	***In Vitro* Testing**		**Formulation, Tox & Clinical Testing**	**Partnering/ Marketing**
Cosmeceutical Peptides					2010-2011	

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RegeneRx Product/Patients U.S. Product Disease US treatable population/yr RGN-137 EB 12K RGN-259 Sjogren's Dry Eye 3,000K Neurotrophic Keratitis 4K GVHD 3K RGN-352 AMI 650K MS 300K Ischemic Stroke 700K Crohn's 125K Ulcerative Colitis 158K RGN-457 Cystic Fibrosis 30K Bronchiectasis 81K

Research and Development - 25 active collaborations* Midwest Hospital Center (DM) Neurologic and stroke European Research Center (EG) Neurologic and stroke U.S. Military (JG) Ophthalmic repair post-exposure to chemical agents European University (BP) Stem cell - cardiovascular New England University (WP) Stem cell cardiovascular Midwest University Medical School (ST) Cytoskeletal research Midwest Medical School (TK) Stem Cell - cardiovascular European University (PR) Stem Cell - cardiovascular Mid-Atlantic University (KP) Stem Cell - cardiovascular Southwestern University Medical Center (JL) Cardiac repair Mid-Atlantic University (PE) Dermal scarring West Coast University (RM) Stem Cell - cardiovascular University of Maryland - Baltimore (LM) Cardiovascular Reperfusion Injury Midwest University Medical School (GS) Ophthalmic mechanisms of repair Pharma/Cosmetic Company (MX) Cosmeceuticals Southwestern University Medical School (AF) Renal fibrosis Southwestern University Medical Center (HY) Burns Government Institute (MB) Pulmonary Arterial Hypertension Pharmaceutical Company Cardiac repair West Coast University (PM) Stem Cell - dermal European Hospital (SH) Pneumonia New England University (PH) Corneal Repair Eastern University (SM) Tropical disease Northwestern University (JL) Ischemic hind limb Canadian University (BM) Thrombosis * Specific identification of most of the research centers, universities, principal investigators, and research programs not disclosed due to confidentiality under MTA and CRADA agreements.

Selected financial data NYSE Amex symbol: RGN Cash (6/30/10) $6.5 M Shares outstanding 75.5 M Fully diluted shares 92.4 M Share price (6/30/10) $0.27 52-week price range $0.23 - $1.95 Market capitalization (6/30/10) $20 M

Summary Newly published studies show T^4's significant effects in multiple sclerosis, stroke, and traumatic brain injury models RGN clinical trial targets in 2009-2010 Dry Eye physician-sponsored Phase 2 trial targeted for Q3 2010 AMI Phase 2 AMI trial initiation targeted for Q4 2010 Epidermolysis Bullosa (EB) Phase 2 dermal completion in Q2 2011 Continue productive research collaborations world-wide Continue to build and maintain broad patent portfolio Expand IR program Continue consideration of licensing or partnership deals with pharmaceutical and cosmeceutical companies